EXHIBIT 4.5



NUMBER                                                            SHARES

C08955



PIVOTAL                                                    CUSIP  72581R  10  6

            INCOPORATED IN THE PROVINCE OF BRITISH COLUMBIA

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    -  This certifies that                                                  -
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    -                          SPECIMEN                                     -
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    - is the registered holder of                                           -
    -                                                                       -
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 FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

                               PIVOTAL CORPORATION

subject to the Memorandum and Articles of the Company transferable only on the books of the Company by endorsement and surrender of this certificate. This certificate is not valid until countersigned and registerd by the Transfer Agent and Registrar of the Company.

     In Witness Whereof the Company has caused this certificate to be signed by the facsimile signatures of its duly authorized officers at Vancouver, British Columbia.


         Dated:
                            /s/ Diane S. Malaher        /s/ N. Francis
                           ---------------------       --------------------
                            Secretary                  President



The Shares represented by this Certificate are transferable at the offices of CIBC Mellon Trust Company, Vancouver, B.C. or Toronto, Ontario or at American Stock Transfer & Trust Company, New York, N.Y.


[Written vertically on left side of certificate]
Countersigned and Registered
American Stock Transfer & Trust Company                      New York, N.Y.
Transfer Agent and Registrar


By ______________________________________________
          Authorized Officer


[Written vertically on right side of certificate]

Countersigned and Registered CIBC Mellon Trust Company       Vancouver
Transfer Agent and Registrar                                 Toronto

By ____SPECIMEN__________________________________
         Authorized Officer

     The Company will furnish to any shareholder without charge upon request to the Transfer Agent named on the face of this Certificate a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common             UNIF GIFT MIN ACT- ______ Custodian ________
TEN ENT - as tenant by the entireties                         (Cust)           (Minor)
JT TEN  - as joint tenants with right of                      under Uniform Gift to Minors
          survivorship and not as tenants                     Act ______________
          in common                                                (State)


    Additonal abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

Please insert social security or other
identifying number of assignee

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_______________________________________________________________________________
                       (Name and address of transferor)

_______________________________________________________________________________


__________________________________________________________________common shares registered in the name of the undersigned on the books of the Company named on the face of this Certificate and represented hereby, irrevocably constitutes and appoints

________________________________________________________________the attorney of the undersigned to transfer the said common shares on the register of transfers and books of the Company with full power of substitution hereunder.


Dated:




___________________________________       ____________________________________
    (Signature of Witness)                      (Signature of Shareholder)

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


The signature(s) must be guaranteed by an eligible guarantor institution (Bank, Stockbroker, Savings and Loan Associations and Credit Unions with membership in an approved Signature guarantee Medallion Program), pursuant to S.E.C. Rule 17 Ad-15.


Signature Guaranteed By: ______________________________________________________